Exhibit 10.110

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN

INDENTURE SUPPLEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of May 3, 2018 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and MUFG Union Bank, N.A. (“MUFG”), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Master Indenture.

Background

A.     The parties hereto have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The parties hereto wish to amend such Indenture Supplement, as set out in this Amendment.

Agreement

1.     Amendments to the Indenture Supplement.

(a)     Section 2.1(a) of the Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Collateral Amount” means, as of any date of determination, an amount equal to the excess of (a) the sum of (i) the Restated Note Principal Balance, (ii) the aggregate amount of Incremental Fundings occurring after the Restatement Date and on or prior to such date of determination and (iii) the Initial Excess Collateral Amount over (b) the sum of (i) the amount of principal previously paid to the Series 2009-VFN Noteholders after the Restatement Date, (ii) the aggregate of all reductions in the Collateral Amount pursuant to Section 5.4(e) and (iii) excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursement of such amounts pursuant to clause 5.4(a)(ix) prior to such date.

(b)     Section 2.1(a) of the Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

“Additional Enhancement Amount” is defined in Section 4.1(h).

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“Enhancement Reduction Amount” is defined in Section 4.1(h).

“Excess Collateral Amount” means, for any date of determination, the excess of (a) the Collateral Amount as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

“Initial Excess Collateral Amount” means, on any date of determination, an amount equal to (a) $1,351,875, plus (b) the aggregate Additional Enhancement Amounts for all Incremental Fundings occurring after the Restatement Date and on or prior to such date of determination, minus (c) the aggregate Enhancement Reduction Amounts for all amortizations pursuant to Section 4.1(b) or Refinancing Dates occurring on or prior to such date of determination.

“Required Excess Collateral Amount” means, at any time, the product of (i) 1.33384311234801% times (ii) the quotient of (x) the Note Principal Balance divided by (y) 98.66615688765199%; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 1.33384311234801% of the Collateral Amount as of the last day of the Revolving Period;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the Note Principal Balance.

“Restated Note Principal Balance” means $99,999,999.71.

“Restatement Date” means May 3, 2018.

“Surplus Collateral Amount” means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 5.4(e).

(c)     Section 4.1 of the Indenture Supplement is hereby amended by inserting the following a new subsection (h) immediately after subsection (g) appearing therein:

“(h)     Adjustment to Collateral Amount.     Automatically upon the making of any Incremental Funding, the Collateral Amount shall increase by the aggregate amount of the Incremental Fundings, plus such additional amount (an “Additional Enhancement Amount”) as may be necessary so that, after giving effect to each such Incremental Funding, the Excess Collateral Amount would not be less than the Required Excess Collateral Amount.  Automatically upon the payment of any Optional Amortization Amount or the distribution of a purchase price pursuant to Section 4.1(d) on any Refinancing Date, the Collateral Amount shall decrease by an amount equal to the sum of (i) the related Optional Amortization Amount or purchase price, as applicable, distributed to the Series 2009-VFN Noteholders and (ii) an additional amount specified in the Optional Amortization Notice or notice delivered in connection with a Refinancing Date (an “Enhancement Reduction Amount”) so long as, after giving effect to such reduction, the Excess Collateral Amount would not be less than the Required Excess Collateral Amount.”

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(d)     Section 5.1(b)(i) of the Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

“To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(iii) of the definition of Collateral Amount and by the definition of Portfolio Yield.”

(e)     Section 5.4 of the Indenture Supplement is hereby amended by inserting the following new subsection (e) immediately after subsection (d) appearing therein:

“(e)     As of any Distribution Date during the Controlled Amortization Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount.”

2.     Binding Effect; Ratification. (a) This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)     On and after the execution and delivery hereof,  this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)     Except as expressly amended hereby, the Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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(b)     Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)     This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(d)     The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

4.     Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By: /s/ Charles Gallagher
Name: Charles Gallagher
Title: Asst. Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By: : /s/ Marion Zinowski
Name: Marion Zinowski
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,

  as Servicer

By:  /s/ Randy J. Redcay

      Name:  Randy J. Redcay

      Title:  Chief Financial Officer

WFN CREDIT COMPANY, LLC

  as Transferor and as sole Class M Noteholder,

  Class B Noteholder and Class C Noteholder

By:  /s/ Michael Blackham

      Name:  Michael Blackham

      Title:  Treasurer

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